UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

December 9, 2008

GANNETT CO., INC.

(Exact name of registrant as specified in charter)

Delaware	1-6961	16-0442930
(State or Other Jurisdiction of Incorporation or Organization of Registrant)	(Commission File Number)	(I.R.S. Employer Identification No.)
7950 Jones Branch Drive, McLean, Virginia		22107-0910
(Address of principal executive offices)		(Zip Code)

(703) 854-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2008, the Company’s board of directors approved an amendment and restatement of Article II, Section 17 of the Company’s Bylaws. The amendment and restatement clarifies that the rights to indemnification and advancement of expenses are contractual rights between the Company and each covered officer or director that vest upon the commencement of the covered person’s service, and that the indemnification and advancement provisions of the Bylaws may not be retroactively amended to adversely affect the rights of such covered persons. The Company’s Amended Bylaws are attached as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit 3.2

Amended Bylaws of Gannett Co., Inc.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gannett Co., Inc.

Date: December 19, 2008	By:	/s/ Todd A. Mayman
Todd A. Mayman
Vice President, Associate General Counsel, Secretary and Chief Governance Officer

INDEX TO EXHIBITS

Exhibit No.	Description
3.2	Amended Bylaws of Gannett Co., Inc.